SCHEDULE 14A INFORMATION



                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )


Filed by the Registrant   /X/

Filed by a party other than the Registrant / / Check the appropriate box:

/X/      Preliminary Proxy Statement

/  /     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

/  /     Definitive Proxy Statement

/  /     Definitive Additional Materials

/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                            CANANDAIGUA BRANDS, INC.


                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/      No fee required

/  /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1)     Title of each class of securities to which transaction applies:


         (2)     Aggregate number of securities to which transaction applies:


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         (4)     Proposed maximum aggregate value of transaction:


         (5)     Total fee paid:



/  /     Fee paid previously with preliminary materials.

/  /     Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:

         (2)     Form, Schedule or Registration Statement No.:



         (3)     Filing Party:



         (4)     Date Filed:

                                   [CBI LOGO]

                            CANANDAIGUA BRANDS, INC.
                           Fine Wines, Spirits & Beers

                     =====================================

                        SPECIAL MEETING OF STOCKHOLDERS

                     =====================================

                                                August __, 2000


To Our Stockholders:

         You are cordially invited to attend a Special Meeting of Stockholders of Canandaigua Brands, Inc. at One Chase Square, Rochester, New York, on Monday, September 18, 2000 at 11:00 a.m.

         The accompanying Notice of Special Meeting of Stockholders and Proxy Statement describe in detail the matters expected to be acted upon at the Special Meeting.

         We hope that you are able to attend this Special Meeting of Stockholders.

                                                Very truly yours,




                                                RICHARD SANDS
                                                Chairman of the Board, President
                                                and Chief Executive Officer

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                            CANANDAIGUA BRANDS, INC.

                           300 WILLOWBROOK OFFICE PARK

                            FAIRPORT, NEW YORK 14450

                    ------------------------------------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD SEPTEMBER 18, 2000
                    ------------------------------------------

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of CANANDAIGUA BRANDS, INC. (the "Company") will be held at One Chase Square, Rochester, New York, on Monday, September 18, 2000 at 11:00 a.m. for the following purposes more fully described in the accompanying Proxy Statement:

         1. To consider and act upon a proposal to amend and restate the Company's Restated Certificate of Incorporation to change the name of the Company to ____________ (Proposal No. 1).

         2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         The Board of Directors of the Company has fixed the close of business on August 17, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

         A Proxy Statement and proxy are enclosed.

         WE HOPE YOU WILL ATTEND THE SPECIAL MEETING IN PERSON, BUT IF YOU CANNOT, PLEASE SIGN AND DATE THE ENCLOSED PROXY. RETURN THE PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              DAVID S. SORCE, Secretary

Fairport, New York
August __, 2000

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                            CANANDAIGUA BRANDS, INC.
                           300 Willowbrook Office Park
                            Fairport, New York 14450

                                 ----------------
                                 PROXY STATEMENT
                                 ----------------


                         SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD SEPTEMBER 18, 2000

         This Proxy Statement is being furnished to stockholders of Canandaigua Brands, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company. The proxies are for use at a Special Meeting of Stockholders and any adjournment thereof (the "Meeting"). The Meeting will be held at 11:00 a.m. on September 18, 2000, at One Chase Square, Rochester, New York.

         The shares represented by your proxy, if the proxy is properly executed and returned, and not revoked, will be voted at the Meeting as therein specified. You may revoke your proxy at any time before it is exercised by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the Meeting and voting in person.

         Unless you indicate otherwise, the shares represented by your proxy will be voted FOR the proposal to change the name of the Company to _________ (Proposal No. 1).

         The outstanding capital stock of the Company consists of Class A Common Stock and Class B Common Stock. The enclosed proxy has been designed so that it can be used by stockholders owning Class A Common Stock or Class B Common Stock or both Class A Common Stock and Class B Common Stock.

         The cost of soliciting proxies will be borne by the Company. In addition to the solicitation by use of the mails, directors, officers or regular employees of the Company, without extra compensation, may solicit proxies in person or by telephone or facsimile. The Company has requested persons holding stock for others in their names or in the names of nominees to forward these materials to the beneficial owners of such shares. If requested, the Company will reimburse such persons for their reasonable expenses in forwarding these materials.

         This Proxy Statement and the accompanying proxy are first being mailed to stockholders on or about August __, 2000.

                                VOTING SECURITIES

         The total outstanding capital stock of the Company, as of August 17, 2000, consisted of __________ shares of Class A Common Stock, par value $.01 per share (the "Class A Stock"), and _________ shares of Class B Common Stock, par value $.01 per share (the "Class B Stock"). Each share of Class B Stock is convertible into one (1) share of Class A Stock at any time at the option of the holder.

         Only holders of record of Class A Stock and Class B Stock on the books of the Company at the close of business on August 17, 2000, the record date for eligibility to vote at the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournment thereof. Except as otherwise required by Delaware law, the holders of the Class A Stock and the holders of the Class B Stock vote together as a single class on all matters other than the election of directors. Each holder of Class A Stock is entitled to one (1) vote for each share of Class A Stock registered in his or her name, and each holder of Class B Stock is entitled to ten (10) votes for each share of Class B Stock registered in his or her name.

         The holders of a majority of the outstanding aggregate voting power of the Class A Stock and the Class B Stock present at the Meeting, in person or by proxy, will constitute a quorum. Shares represented by proxies marked as abstentions will be counted toward determining the presence of a quorum. Proxies relating to shares held in "street name" by brokers or other nominees which may be voted with respect to some, but not all, matters without instruction from the beneficial owner ("broker non-votes") are counted as shares present for determining a quorum.

         The adoption of the proposal to amend and restate the Company's Restated Certificate of Incorporation to change the name of the Company to ___________ (Proposal No. 1) requires the affirmative vote of the holders of a majority of all outstanding shares of Class A Stock and Class B Stock entitled to vote thereon, voting together as a single class, provided that the holders of Class A Stock will have one (1) vote per share and the holders of Class B Stock will have ten (10) votes per share. Abstentions and broker non-votes, if applicable, will therefore have the effect of negative votes.

                                 PROPOSAL NO. 1
               PROPOSED AMENDMENT AND RESTATEMENT OF THE COMPANY'S
                    RESTATED CERTIFICATE OF INCORPORATION TO
             CHANGE THE NAME OF THE COMPANY TO _____________________

GENERAL

         The Board of Directors of the Company has approved changing the name of the Company from Canandaigua Brands, Inc. to ____________________ subject to stockholder approval. The change in the Company's name will be effected through an amendment and restatement of the Company's Restated Certificate of Incorporation.

REASONS FOR NAME CHANGE

         The Board of Directors believes that the Company's current name, Canandaigua Brands, Inc., no longer accurately conveys the scope of a company that has gone far beyond its geographic roots and its original product line. Additionally, the current name creates confusion in that it does not provide for a clear distinction between the Canandaigua Brands and one of its operating divisions, Canandaigua Wine Company.

         While there is much pride associated with the name Canandaigua, the Board of Directors and the Executive Management team believe the new name, _______________, better reflects the Company's dynamic growth, promising potential and diversified portfolio as well as provides a clear distinction between the corporate parent and its operating divisions.

         The new name, ________________, will be used principally to identify the corporate management organization, which, among other things, oversees the various operating divisions and is responsible for establishing the corporation's strategic direction and for its consolidated financial results.

         The operating divisions will continue to manage the complexity of their range of products through independent business units. Therefore, the operating divisions will proudly retain their names and autonomy -- Barton (Barton Beers and Barton Brands), Canandaigua Wine, Franciscan Estates and Matthew Clark allowing the divisions to remain close to their markets and their customers.

         The change of the Company's name will not, in any way, affect the validity of currently outstanding stock certificates, nor will stockholders be required to surrender or exchange any of their stock certificates.

VOTE REQUIRED

         In accordance with applicable Delaware law and the Company's Restated Certificate of Incorporation, approval of Proposal No. 1 requires the affirmative vote of the holders of a majority of all outstanding shares of Class A Stock and Class B Stock entitled to vote thereon, voting together as a single class, provided that the holders of Class A Stock will have one (1) vote per share and the holders of Class B Stock will have ten (10) votes per share.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE PROPOSED AMENDMENT AND RESTATEMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO ___________________ AND ACCORDINGLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 1.

                              BENEFICIAL OWNERSHIP

         As of August 17, 2000, the following tables and notes set forth (i) the persons known to the Company to beneficially own more than 5% of the Class A Stock or Class B Stock, (ii) the number of shares beneficially owned by them, and (iii) the percent of such class so owned, rounded to the nearest one-tenth of one percent. This information is based on information furnished to the Company by or on behalf of each person concerned. Unless otherwise noted, the percentages of ownership were calculated on the basis of __________ shares of Class A Stock and _________ shares of Class B Stock outstanding as of the close of business on August 17, 2000.



                                                                 CLASS A STOCK

-------------------------------------------------------------------------------------------------------------------
                                                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)

                                             --------------------------------------------------------
NAME AND ADDRESS OF                            SOLE POWER TO      SHARED POWER TO                     PERCENT OF
BENEFICIAL OWNER                              VOTE OR DISPOSE     VOTE OR DISPOSE        TOTAL         CLASS (1)
-------------------------------------------------------------------------------------------------------------------
Marilyn Sands
   300 WillowBrook Office Park
   Fairport, NY  14450                              789,053 (2)        86,726  (3)         875,779              %
-------------------------------------------------------------------------------------------------------------------
Robert Sands
   300 WillowBrook Office Park
   Fairport, NY  14450                              360,327 (4)        400,052  (4)        760,379              %
-------------------------------------------------------------------------------------------------------------------
Richard Sands
   300 WillowBrook Office Park
   Fairport, NY  14450                              331,445 (5)        400,052  (5)        731,497              %
-------------------------------------------------------------------------------------------------------------------
CWC Partnership-I
   300 WillowBrook Office Park
   Fairport, NY  14450                                 -               383,046  (6)        383,046              %
-------------------------------------------------------------------------------------------------------------------
Trust for the benefit of Andrew Stern,
M.D., under the will of Laurie Sands
   300 WillowBrook Office Park
   Fairport, NY  14450                                 -               383,046  (7)        383,046              %
-------------------------------------------------------------------------------------------------------------------
Stockholders Group Pursuant to Section
13(d)(3) of the Securities Exchange Act of
1934, as amended (8)                                   -             1,091,824  (8)      1,091,824              %
-------------------------------------------------------------------------------------------------------------------
FMR Corp.
    82 Devonshire Street
    Boston, MA  02109 (9)                                   (9)                 (9)      2,216,790              %
-------------------------------------------------------------------------------------------------------------------


                                                                 CLASS B STOCK

-------------------------------------------------------------------------------------------------------------------
                                                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)

                                             --------------------------------------------------------
NAME AND ADDRESS OF                            SOLE POWER TO      SHARED POWER TO                     PERCENT OF
BENEFICIAL OWNER                              VOTE OR DISPOSE     VOTE OR DISPOSE        TOTAL         CLASS (1)
-------------------------------------------------------------------------------------------------------------------
Richard Sands
   300 WillowBrook Office Park
   Fairport, NY  14450                               738,529         1,357,518  (5)      2,096,047              %
-------------------------------------------------------------------------------------------------------------------
Robert Sands
   300 WillowBrook Office Park
   Fairport, NY  14450                               737,824         1,357,518  (4)      2,095,342              %
-------------------------------------------------------------------------------------------------------------------
Trust for the benefit of Andrew Stern,
M.D., under the will of Laurie Sands
   300 WillowBrook Office Park
   Fairport, NY  14450                                  -              832,839  (7)        832,839              %
-------------------------------------------------------------------------------------------------------------------
CWC Partnership-I
   300 WillowBrook Office Park
   Fairport, NY  14450                                  -              762,385  (6)        762,385              %
-------------------------------------------------------------------------------------------------------------------
Trust for the benefit of the Grandchildren
of Marvin and Marilyn Sands
   300 WillowBrook Office Park
   Fairport, NY  14450                                  -              506,250 (10)        506,250              %
-------------------------------------------------------------------------------------------------------------------

                                       4

-------------------------------------------------------------------------------------------------------------------
                                                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)

                                             --------------------------------------------------------
NAME AND ADDRESS OF                            SOLE POWER TO      SHARED POWER TO                     PERCENT OF
BENEFICIAL OWNER                              VOTE OR DISPOSE     VOTE OR DISPOSE        TOTAL         CLASS (1)
-------------------------------------------------------------------------------------------------------------------
Marilyn Sands
   300 WillowBrook Office Park
   Fairport, NY  14450                                 4,500           101,850  (3)        106,350              %
-------------------------------------------------------------------------------------------------------------------
Stockholders Group Pursuant to Section
13(d)(3) of the Securities Exchange Act of
1934, as amended (8)                                    -            2,833,871  (8)      2,833,871              %
-------------------------------------------------------------------------------------------------------------------

-----------------------------

(1) The number of shares and the percentage of ownership set forth in the Class A Stock table includes the number of shares of Class A Stock that can be purchased by exercising stock options that are exercisable on August 17, 2000 or become exercisable within 60 days thereafter ("presently exercisable"), but does not include the shares of Class A Stock issuable pursuant to the conversion feature of the Class B Stock beneficially owned by each person. The number of shares and percentage of ownership assuming conversion of Class B Stock into Class A Stock are contained in the footnotes. For purposes of calculating the percentage of ownership of Class A Stock in the footnotes, additional shares of Class A Stock equal to the number of shares of Class B Stock owned by each person are assumed to be outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act. Where the footnotes reflect shares of Class A Stock as being included, such shares are included only in the Class A Stock table and where the footnotes reflect shares of Class B Stock as being included, such shares are included only in the Class B Stock table.

(2) With respect to 787,501 shares of the 789,053 shares of Class A Stock, Marilyn Sands is the beneficial owner of a life estate which includes the right to receive income from and the power to vote and dispose of such shares. The remainder interest in such shares is held by Richard Sands, Robert Sands and CWC Partnership-II, a New York general partnership ("CWCP-II").

(3) The amounts reflected include, as applicable, 12,631 shares of Class A Stock owned by the Mac and Sally Sands Foundation, Incorporated, a Virginia corporation (the "Sands Foundation"), of which Marilyn Sands is a director, 18,429 shares of Class B Stock owned by the Marvin Sands Master Trust (the "Master Trust"), of which Ms. Sands is a trustee, and 74,095 shares of Class A Stock and 83,421 shares of Class B Stock owned by M,L,R&R, a New York general partnership ("MLR&R"), of which the Master Trust is a general partner. Ms. Sands disclaims beneficial ownership with respect to all shares owned by the Sands Foundation and with respect to all of the other foregoing shares except to the extent of her beneficial interest in the Master Trust. Assuming the conversion of Class B Stock beneficially owned by Ms. Sands into Class A Stock, Ms. Sands would beneficially own 982,129 shares of Class A Stock, representing ___% of the outstanding Class A Stock after such conversion.

(4) The amount reflected as shares of Class A Stock over which Robert Sands has the sole power to vote or dispose includes 40,350 shares of Class A Stock issuable upon the exercise of options which are presently exercisable by Mr. Sands. The amounts reflected as shares over which Mr. Sands shares power to vote or dispose include, as applicable, 308,951 shares of Class A Stock and 678,964 shares of Class B Stock owned by CWC Partnership-I, a New York general partnership ("CWCP-I"), of which Robert Sands is a managing partner, 18,429 shares of Class B Stock owned by the Master Trust of which Robert Sands is a trustee and beneficiary, 74,095 shares of Class A Stock and 83,421 shares of Class B Stock owned by MLR&R, of which Mr. Sands and the Master Trust are general partners, 70,454 shares of Class B Stock owned by CWCP-II, of which Mr. Sands is a trustee of the managing partner, 506,250 shares of Class B Stock owned by the trust described in footnote (10) below, 12,631 shares of Class A Stock owned by the Sands Foundation, of which Mr. Sands is a director and officer, and 4,375 shares of Class A Stock issuable upon the exercise of presently exercisable options held by the Estate of Marvin Sands ("Marvin Sands' Estate"), of which Robert Sands is an executor. Mr. Sands disclaims beneficial ownership of all of the foregoing shares except to the extent of his ownership interest in CWCP-I and MLR&R and his beneficial interest in the Master Trust and Marvin Sands' Estate. The amounts reflected do not include 22,940 shares of Class A Stock owned by Mr. Sands' wife, individually and as custodian for their minor children, the remainder interest Mr. Sands has in 259,849 of the 787,501 shares of Class A Stock subject to the life estate held by Marilyn Sands described in footnote (2) above or the remainder interest of CWCP-II in 265,151 of such shares. Mr. Sands disclaims beneficial ownership with respect to all such shares. Assuming the conversion of Class B Stock beneficially owned by Mr. Sands into Class A Stock, Mr. Sands would beneficially own 2,855,721 shares of Class A Stock, representing ___% of the outstanding Class A Stock after such conversion.

(5) The amount reflected as shares of Class A Stock over which Richard Sands has the sole power to vote or dispose includes 20,600 shares of Class A Stock issuable upon the exercise of options which are presently exercisable by Mr. Sands. The amounts reflected as shares over which Mr. Sands shares power to vote or dispose include, as applicable, 308,951 shares of Class A Stock and 678,964 shares of Class B Stock owned by CWCP-I, of which Richard Sands is a managing partner, 18,429 shares of Class B Stock owned by the Master Trust, of which Mr. Sands is a trustee and beneficiary, 74,095 shares of Class A Stock and 83,421 shares of Class B Stock owned by MLR&R, of which Mr. Sands and the Master Trust are general partners, 70,454 shares of Class B Stock owned by CWCP-II, of which Mr. Sands is a trustee of the managing partner, 506,250 shares of Class B Stock owned by the trust described in footnote (10) below, 12,631 shares of Class A Stock owned by the Sands Foundation, of which Mr. Sands is a director and officer, and 4,375 shares of Class A Stock issuable upon the exercise of presently exercisable options held by Marvin Sands' Estate, of which Richard Sands is an executor. Mr. Sands disclaims beneficial ownership of all of the foregoing shares except to the extent of his ownership interest in CWCP-I and MLR&R and his beneficial interest in the Master Trust and Marvin Sands' Estate. The amounts reflected do not include 1,965 shares of Class A Stock owned by Mr. Sands' wife, the remainder interest Mr. Sands has in 262,501 of the 787,501 shares of Class A Stock subject to the life estate held by Marilyn Sands described in footnote (2) above or the remainder interest of CWCP-II in 265,151 of such shares. Mr. Sands disclaims beneficial ownership with respect to all such shares. Assuming the conversion of Class B Stock beneficially owned by Mr. Sands into Class A Stock, Mr. Sands would beneficially own 2,827,544 shares of Class A Stock, representing ___% of the outstanding Class A Stock after such conversion.

(6) The amounts reflected include, as applicable, 74,095 shares of Class A Stock and 83,421 shares of Class B Stock owned by MLR&R, of which CWCP-I is a general partner. The shares owned by CWCP-I are included in the number of shares beneficially owned by Richard Sands and Robert Sands, the managing partners of CWCP-I, the Marital Trust (defined in footnote (7) below), a partner of CWCP-I which owns a majority in interest of the CWCP-I partnership interests, and the group described in footnote (8) below. The other partners of CWCP-I are trusts for the benefit of Laurie Sands' children. Assuming the conversion of Class B Stock beneficially owned by CWCP-I into Class A Stock, CWCP-I would beneficially own 1,145,431 shares of Class A Stock, representing ___% of the outstanding Class A Stock after such conversion.

(7) The amounts reflected include, as applicable, 308,951 shares of Class A Stock and 678,964 shares of Class B Stock owned by CWCP-I, in which the Trust for the benefit of Andrew Stern, M.D. under the will of Laurie Sands (the "Marital Trust") is a partner and owns a majority in interest of the CWCP-I partnership interests, 70,454 shares of Class B Stock owned by CWCP-II, in which the Marital Trust is a partner and owns a majority in interest of the CWCP-II partnership interests, and 74,095 shares of Class A Stock and 83,421 shares of Class B Stock owned by MLR&R, of which CWCP-I is a general partner. The Marital Trust disclaims beneficial ownership with respect to all of the foregoing shares except to the extent of its ownership interest in CWCP-I and CWCP-II. The amounts reflected do not include the remainder interest CWCP-II has in 265,151 of the 787,501 shares of Class A Stock subject to the life estate held by Marilyn Sands described in footnote (2) above. The Marital Trust disclaims beneficial ownership with respect to all such shares except to the extent of its ownership interest in

         CWCP-II. Assuming the conversion of Class B Stock beneficially owned by the Marital Trust into Class A Stock, the Marital Trust would beneficially own 1,215,885 shares of Class A Stock, representing ___% of the outstanding Class A Stock after such conversion.

(8) The group as reported consists of Richard Sands, Robert Sands, CWCP-I, CWCP-II, and the trust described in footnote (10) (collectively, the "Group"). The basis for the Group consists of: (i) a Stockholders Agreement among Richard Sands, Robert Sands and CWCP-I and (ii) the fact that the familial relationship between Richard Sands and Robert Sands, their actions in working together in the conduct of the business of the Company and their capacity as partners and trustees of the other members of the Group may be deemed to constitute an agreement to "act in concert" with respect to the Company's shares. The members of the Group disclaim that an agreement to act in concert exists. Except with respect to the shares subject to the Stockholders Agreement, the shares owned by CWCP-I and CWCP-II and the shares held by the trust described in footnote (10) below, no member of the Group is required to consult with any other member of the Group with respect to the voting or disposition of any shares of the Company. Assuming the conversion of Class B Stock beneficially owned by the Group into Class A Stock, the Group would beneficially own 3,925,695 shares of Class A Stock, representing ___% of the outstanding Class A Stock after such conversion.

(9) The number of shares equals the number of shares of Class A Stock reported to be beneficially owned by FMR Corp. ("FMR") in its Schedule 13G (Amendment No. 1) dated February 14, 2000 filed with the Securities and Exchange Commission. The percentage of ownership reflected in the table is calculated on the basis of ____________ shares of Class A Stock outstanding on August 17, 2000. The Schedule 13G indicates that of the 2,216,790 shares beneficially owned by FMR, FMR, through its control of Fidelity Management Trust Company, has sole voting power with respect to 135,800 shares and through its control of Fidelity Management and Research Company and Fidelity Management Trust Company, has sole dispositive power with respect to 2,216,790 shares. For further information pertaining to FMR, reference should be made to FMR's Schedule 13G and Amendment No. 1 thereto filed with the Securities and Exchange Commission. With respect to the information contained herein pertaining to shares of Class A Stock beneficially owned by FMR, the Company has relied solely on the information reported in FMR's Schedule 13G (Amendment No. 1) and has not independently verified FMR's beneficial ownership as of August 17, 2000.

(10) The trust was created by Marvin Sands under the terms of an Irrevocable Trust Agreement dated November 18, 1987 (the "Trust"). The Trust is for the benefit of the present and future grandchildren of Marvin and Marilyn Sands. The Co-Trustees of the Trust are Richard Sands and Robert Sands. Unanimity of the Co-Trustees is required with respect to voting and disposing of the Class B Stock owned by the Trust. The shares owned by the trust are included in the number of shares beneficially owned by Richard Sands, Robert Sands and the Group. Assuming the conversion of Class B Stock beneficially owned by the Trust into Class A Stock, the Trust would beneficially own 506,250 shares of Class A Stock, representing ___% of the outstanding Class A Stock after such conversion.

                          STOCK OWNERSHIP OF MANAGEMENT

         The following table and notes thereto set forth, as of August 17, 2000, the beneficial ownership of the Company's directors, the Chief Executive Officer and the other four most highly compensated executive officers at the end of the fiscal year ended February 29, 2000, and all of the Company's directors and executive officers as a group. This information is based on information furnished to the Company by or on behalf of each person concerned. Unless otherwise noted, the named individual has sole voting power and investment discretion with respect to the shares attributed to him and the percentages of ownership are calculated on the basis of __________ shares of Class A Stock and __________ shares of Class B Stock outstanding as of the close of business on August 17, 2000.



------------------------------------------------------------------------------------------------------------------
                                                 CLASS A STOCK (1)                         CLASS B STOCK
                                       ---------------------------------------------------------------------------
                                       SHARES BENEFICIALLY OWNED
                                       -------------------------------
                                                        SHARES
                                                        ACQUIRABLE        PERCENT OF                      PERCENT OF
                                                        WITHIN 60 DAYS    CLASS           SHARES          CLASS
                                       OUTSTANDING      BY EXERCISE OF    BENEFICIALLY    BENEFICIALLY    BENEFICIALLY
NAME OF BENEFICIAL OWNER (2)           SHARES           OPTIONS (3)       OWNED (4)       OWNED           OWNED
------------------------------------------------------------------------------------------------------------------

  Richard Sands                        706,522 (5)      24,975   (5)         % (5)        2,096,047 (5)     % (5)
  Robert Sands                         715,654 (5)      44,725   (5)         % (5)        2,095,342 (5)     % (5)
  Alexander L. Berk                       -             46,675            *                    -          *
  Peter Aikens                            -             12,500            *                    -          *
  Thomas S. Summer                         570 (6)      42,750            *                    -          *
  James A. Locke, III                    1,049          15,000            *    (7)               33       *
  George Bresler                         2,000          12,000            *                    -          *
  Jeananne K. Hauswald                    -               -               *                    -          *
  Paul L. Smith                            400          12,000            *                    -          *
  Thomas C. McDermott                     -             12,000            *                    -          *

  All Executive Officers and
  Directors as a Group
  (14 persons) (8)                   1,030,457         261,700               % (8)        2,833,904         %
------------------------------------------------------------------------------------------------------------------

----------------------
* Percentage does not exceed one percent (1%) of the outstanding shares of such class.

(1) The shares and percentages of Class A Stock set forth in this table do not include shares of Class A Stock that are issuable pursuant to the conversion feature of the Company's Class B Stock, although, such information is provided in a footnote where appropriate. For purposes of calculating the percentage of Class A Stock beneficially owned in the footnotes, additional shares of Class A Stock equal to the number of shares of Class B Stock owned by the named person or by the persons in the group of executive officers and directors are assumed to be outstanding only for that person or group of persons pursuant to Rule 13-3(d)(1) under the Securities Exchange Act.

(2) This table would have included information concerning Marvin Sands as one of the four most highly compensated executive officers other than the CEO had it not been for his death on August 28, 1999.

(3) Reflects the number of shares of Class A Stock that can be purchased by exercising stock options that are exercisable on August 17, 2000 or become exercisable within sixty 60 days thereafter.

(4) The percentage of Class A Stock beneficially owned by each of the named persons and by the executive officers and directors as a group as reflected in the table is based on the total number of shares listed for that person or group of persons under "Outstanding Shares" and "Shares Acquirable within 60 days by Exercise of Options". For purposes of calculating the percentage, the number of shares of Class A Stock listed under "Shares Acquirable within 60 days by Exercise of Options" for a named person or for the executive officers and directors as a group are assumed to be outstanding only for that person or group of persons pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act.

(5) Includes shares with respect to which the named individual shares voting power or investment discretion. See tables and footnotes under "Beneficial Ownership" above for information with respect to such matters and for the number and percentage of shares of Class A Stock that would be owned assuming the conversion of Class B Stock into Class A Stock.

(6) Mr. Summer shares the power to vote and dispose these shares with his spouse.

(7) Assuming the conversion of Mr. Locke's 33 shares of Class B Stock into Class A Stock, Mr. Locke would beneficially own 16,082 shares of Class A Stock, representing less than one percent (1%) of the outstanding Class A Stock after such conversion.

(8) This group consists of the Company's current executive officers and directors. Assuming the conversion of a total of 2,833,904 shares of Class B Stock beneficially owned by the executive officers and directors as a group into Class A Stock, all executive officers and directors as a group would beneficially own 4,126,122 shares of Class A Stock, representing ___% of the outstanding Class A Stock after such conversion.

                STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

         In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), to be included in the Company's proxy statement to be issued in connection with the 2001 Annual Meeting of Stockholders, such proposal must be received by the Company no later than February 7, 2001.

         Any notice of a proposal submitted outside the processes of Rule 14a-8 promulgated under the Act, which a stockholder intends to bring forth at the Company's 2001 Annual Meeting of Stockholders, will be untimely for purposes of Rule 14a-4 of the Act and the By-laws of the Company, if received by the Company after February 7, 2001.

 .

                                      OTHER

         As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter at the Meeting other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Meeting, it is intended that that the holders of the proxies will act in respect thereto in accordance with their best judgment.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              DAVID S. SORCE, Secretary


Fairport, New York
August __, 2000

P R O X Y

                            CANANDAIGUA BRANDS, INC.

             PROXY FOR CLASS A COMMON STOCK AND CLASS B COMMON STOCK


         The undersigned hereby appoints David S. Sorce and Thomas S. Summer, or any one of them, proxies for the undersigned with full power of substitution to vote all shares of CANANDAIGUA BRANDS, INC. (the "Company") that the undersigned would be entitled to vote at the Special Meeting of Stockholders to be held at One Chase Square, Rochester, New York, on Monday, September 18, 2000 at 11:00 a.m., and at any adjournments thereof (the "Meeting").

Your Shares of Class A Common Stock and/or Class B Common Stock appear on the back of this card. Note that Shares (if any) designated as "ESPP" refer to Shares of Class A Common Stock. PLEASE SIGN ON THE BACK.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY THE UNDERSIGNED. UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR PROPOSAL 1.

         TO APPROVE THE BOARD OF DIRECTORS' RECOMMENDATION, SIMPLY SIGN ON THE BACK. YOU NEED NOT MARK ANY BOXES.

                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

                                                              [SEE REVERSE SIDE]

                                     BALLOT

                                                         PLEASE MARK
                                                         YOUR VOTES AS      [X]
                                                         INDICATED IN
                                                         THIS EXAMPLE

1. Proposal to amend and restate the Company's Restated Certificate of Incorporation to change the name of the Company to _____________________.


           FOR                       AGAINST                    ABSTAIN

         [     ]                     [     ]                     [     ]

2. In their discretion, the proxies are authorized to vote upon such other business not known at the time of the solicitation of this Proxy as may properly come before the Meeting or any adjournments thereof.

         The shares represented by this proxy, when properly executed and returned, and not revoked, will be voted at the Meeting as herein specified. You may revoke this proxy at any time before it is exercised by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. You may also revoke this proxy by attending the Meeting and voting in person.

[  ]  MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

         The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Stockholders and Proxy Statement for the Company's Special Meeting of Stockholders to be held on September 18, 2000, describing more fully the proposal set forth herein.

Signature:  ________________________________  Date:  _________________________


Signature:  ________________________________  Date:  _________________________

NOTE: Please date this Proxy and sign your name above exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation or other entity, the full entity name should be inserted and the Proxy signed by a duly authorized representative of the entity, indicating his or her title or capacity.